Exhibit 99.2

COLONIAL
PROPERTIES TRUST

Supplemental Financial Highlights

4th Quarter of 2009

Colonial Properties Trust

TABLE OF CONTENTS
Overview and Contact Information	3
1. Financial Highlights	4
2. Quarterly Earnings Announcement and Financial Statements Consolidated Statements of Operations	5
Funds from Operations (FFO) Reconciliation / Shares	6
Balance Sheet	7
3. Multifamily
Portfolio Statistics	8
Components of Net Operating Income (NOI)	9
Capitalized Expenses and Maintenance Expenses	9
Same Property Comparisons	10
4. Joint Ventures
Operating Data / Balance Sheet Data	13
Investment Summary	14
Three Month and Six Month Income Summary	15
Operational Statistics	17
5. For-Sale Residential Activities	18
6. Consolidated Data
Development Pipeline	19
Debt Summary / Coverage Ratios / Covenants / Market Capitalization	20
Supplemental Data / Investment Activities	22
7. Corporate Reconciliations
Revenues / Expenses / NOI	23
NOI from Discontinued Operations / EBITDA	25
SEC Coverage Ratios	26
8. Appendix
Multifamily Community Table	27
Commercial Property Table	30
Unconsolidated Joint Venture Summary	32
9. Glossary of Terms	33
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release may constitute, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.
The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as may be updated or supplemented in the Company’s Form 10-Q filings, which discuss these and other factors that could adversely affect the Company’s results.
1/28/2010

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a real estate investment trust (REIT) that creates value for its shareholders through a multifamily focused portfolio and the management and development of select commercial assets in the Sunbelt region of the United States. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable to us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.
COLONIAL PROPERTIES STRATEGY
Achieve Consistent Long-term Performance through:

- Owning a multifamily portfolio	- Managing multifamily, office, retail and mixed-use properties
- Investing in high growth Sunbelt cities	- Delivering additional income from the taxable REIT
- Pursuing strategic acquisition, disposition and	subsidiary (TRS)
development opportunities	- Ensuring a strong balance sheet and liquidity position
- Achieving operating excellence
CONTACT INFORMATION

Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 — fax	Inv. Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 — fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970
EQUITY RESEARCH COVERAGE

Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
Citigroup	Michael Bilerman / David Toti	212-816-1383 / 212-816-1909
Green Street Advisors	Andy McCullough	949-640-8780
BoA/Merrill Lynch	Michelle Ko	646-855-1802
Morgan Keegan	Steve Swett	212-508-7585
Keefe Bruyette	Haendel St. Juste	212-887-3842
RBC Capital Markets	Mike Salinsky	440-715-2648
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262
GUIDANCE

	FYE 2010 Range
Diluted Earnings per Share	$(0.78)	$(0.70)
Plus: Real Estate Depreciation & Amortization	1.70	1.70
Less: Gain on Sale of Operating Properties	—	—

Total Diluted Funds from Operations (“FFO”) per Share	$0.92	$1.00

Less: Gain on Sale of Land & Bond or Preferred Stock Repurchases	—	(0.03)

Operating Funds from Operations per share	$0.92	$0.97

COLONIAL PROPERTIES TRUST
Financial Highlights
Fourth Quarter 2009
FINANCIAL HIGHLIGHTS

	Three Months Ended				Twelve Months Ended
($ in 000s, except per share and unit data)	12/31/2009		12/31/2008		12/31/2009		12/31/2008
Total property revenues (1)	$83,500		$82,905		$329,867		$330,248

Multifamily property revenues (1)	74,898		75,169		300,704		305,959
Multifamily property NOI (1)	43,550		45,984		173,874		184,030

Management & leasing fee revenues	3,637		2,784		15,003		18,327

EBITDA (2)	53,439		53,487		215,187		237,378

Net (loss) income
Per share — basic	(0.15)		(2.25)		(0.01)		(1.19)
Per share — diluted	(0.15)		(2.25)		(0.01)		(1.19)

Funds from operations
Per share — basic	0.25		(1.62)		2.09		0.02
Per share — diluted	0.25		(1.62)		2.09		0.02

Dividends per share	0.15		0.25		0.70		1.75

Dividends/EPS (diluted) payout ratio	(100.0%)		(11.2%)		n/a		n/a
Dividends/FFO (diluted) payout ratio	60.0%		(15.4%)		33.5%		n/a

Consolidated interest expense (1)	$21,188		$17,781		$87,023		$69,951
Consolidated interest income (1)	(351)		(166)		(1,446)		(2,776)

Net interest expense (1)	20,837		17,615		85,577		67,175

Pro-rata share of joint venture interest expense	4,703		6,722		22,748		29,169

Principal amortization	277		169		1,004		715
Preferred dividends & distributions	3,848		3,868		15,392		16,024

Interest coverage ratio (3)	2.1	x	2.2	x	2.0	x	2.4	x
Fixed charge coverage ratio (3)	1.8	x	1.9	x	1.7	x	2.0	x
Fixed charge w/capitalized interest ratio (3)	1.7	x	1.6	x	1.6	x	1.7	x

Multifamily same property NOI increase / (decrease) (4)	(10.7%)		0.1%		(6.9%)		2.7%
(# of apartment homes included)	28,285		26,543		28,285		26,543

	As of	As of
	12/31/2009	12/31/2008
Total assets	$3,172,632	$3,155,169
Total debt	$1,704,343	$1,762,019
Common shares and units, outstanding end of period	74,529	57,407
Share price, end of period	$11.73	$8.33
Preferred shares and units, end of period	$200,118	$200,281
Book equity value, end of period (5)	$1,385,661	$1,272,457
Market equity value, end of period (6)	$874,225	$478,200

Debt to total market capitalization ratio (7)	61.3%	72.2%

Unencumbered real estate assets (at cost) to unsecured debt ratio (7)	240.7%	205.7%

(1)	Represents consolidated properties including amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

(2)	For a reconciliation of EBITDA, see page 25.

(3)	For additional information on these calculations, see page 21.

(4)	Multifamily same-property communities are communities which were owned by the Company and stabilized as of January 1, 2008, as adjusted for dispositions during the year.

(5)	Includes common shares and units and preferred.

(6)	Includes common shares and units.

(7)	Excludes the Company’s pro-rata share of partially-owned unconsolidated debt.

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2009
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Twelve Months Ended
($ in 000s, except per share data)	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Revenue
Minimum Rent	$70,036	$71,316	$279,513	$276,388
Tenant Recoveries	1,529	992	4,353	4,249
Other Property Related Revenue	11,346	9,017	41,447	34,466
Construction Revenues	—	1,035	36	10,137
Other Non-Property Related Revenue	3,637	2,784	15,003	18,327

Total Revenue	86,548	85,144	340,352	343,567

Operating Expenses
Operating Expenses:
Property Operating Expenses	24,418	21,347	95,395	84,134
Taxes, Licenses, and Insurance	10,277	9,144	39,948	38,383

Total Property Operating Expenses	34,695	30,491	135,343	122,517

Construction Expenses	—	1,027	35	9,530
Property Management Expenses	2,419	2,024	7,749	8,426
General and Administrative Expenses	4,959	5,626	17,940	23,185
Management Fee and Other Expenses	3,088	2,885	14,184	15,153
Restructuring Charges	—	1,028	1,400	1,028
Investment and Development (1)	405	3,401	1,989	4,358
Depreciation	28,970	30,773	113,100	101,342
Amortization	1,154	811	4,090	3,371
Impairment and other losses (2)(3)	8,552	93,100	10,390	93,100

Total Operating Expenses	84,242	171,166	306,220	382,010

Income from Operations	2,306	(86,022)	34,132	(38,443)

Other Income (Expense)
Interest Expense & Debt Cost Amortization	(22,793)	(19,128)	(91,986)	(75,153)
(Loss) Gain on Retirement of Debt	(53)	5,235	56,427	15,951
Interest Income	351	166	1,446	2,776
Income (Loss) from Partially-Owned Investments (4)	3,352	(980)	(1,243)	12,516
Loss on Hedging Activites	—	(258)	(1,709)	(385)
Gain on Sale of Property, net of income taxes of $0 (Q4) and $3,157 (YE) in 2009 and $254 (Q4) and $1,546 (YE) in 2008	130	2,509	5,875	6,776
Income Taxes and Other	7,568	139	10,086	1,014

Total Other Income (Expense)	(11,445)	(12,317)	(21,104)	(36,505)

(Loss) Income from Continuing Operations	(9,139)	(98,339)	13,028	(74,948)

Discontinued Operations
Income (Loss) from Discontinued Operations (2)(3)	530	(25,057)	421	(18,635)
Gain (Loss) on Disposal of Discontinued Operations, net of income taxes of $0 (Q4) and $70 (YE) in 2009 and $0 (Q4) and $1,064 (YE) in 2008	1,723	(151)	1,729	43,062

Income (Loss) from Discontinued Operations	2,253	(25,208)	2,150	24,427

Net (Loss) Income	(6,886)	(123,547)	15,178	(50,521)

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	—	(216)	(999)	(531)
Noncontrolling Interest in CRLP — Preferred	(1,813)	(1,799)	(7,250)	(7,251)
Noncontrolling Interest in CRLP — Common	1,430	16,312	463	15,436

Discontinued Operations
Noncontrolling Interest in CRLP — Common	(248)	3,989	(381)	(4,211)
Noncontrolling Interest of Limited Partners	—	110	597	449

(Income) Loss Attributable to Noncontrolling Interest	(631)	18,396	(7,570)	3,892

Net (Loss) Income Attributable to Parent Company	(7,517)	(105,151)	7,608	(46,629)

Dividends to Preferred Shareholders	(2,035)	(2,069)	(8,142)	(8,773)
Preferred Share Issuance Costs, Net of Discount	—	—	25	(27)

Net (Loss) Income Available to Common Shareholders	$(9,552)	$(107,220)	$(509)	$(55,429)

(Loss) Earnings per Share — Basic
Continuing Operations	$(0.18)	$(1.80)	$(0.06)	$(1.63)
Discontinued Operations	0.03	(0.45)	0.05	0.44

EPS — Basic	$(0.15)	$(2.25)	$(0.01)	$(1.19)

(Loss) Earnings per Share — Diluted
Continuing Operations	$(0.18)	$(1.80)	$(0.06)	$(1.63)
Discontinued Operations	0.03	(0.45)	0.05	0.44

EPS — Diluted	$(0.15)	$(2.25)	$(0.01)	$(1.19)

(1)	Reflects costs incurred related to potential mergers, acquisitions and abandoned pursuits . These costs are volatile and therefore may vary between periods.

(2)	For the three months ended December 31, 2009, the Company recorded an $8.4 million non-cash impairment charge and a $0.2 million casualty loss. The casualty loss related to fire damage at one of the Company’s multifamily apartment communities. Of the impairment charge, $6.5 million is related to a change in the strategic direction for the Nord Du Lac retail development, $1.7 million is related to the write-down to market value for the remaining for-sale condos at Metropolitan Midtown, a mixed use development, and $0.2 million is related to the write-down of certain land outparcels. For the year ended December 31, 2009, in addition to the charges described above, the Company recorded a $3.9 million non-cash impairment charge. Of the charge, $0.2 million is related to the Company’s noncontrolling interest in the Colonial Grand at Traditions joint venture, $0.7 million is related to the Company’s noncontrolling interest in the Craft Farms joint venture, $0.3 million is related to the sale of the remaining 17 units at the Regents Park for-sale residential project and $0.6 million is related to an additional for-sale residential project (presented in “Impairment and other losses” in continuing operations). In addition, $0.3 million is related to the sale of the remaining units at Portofino at Jensen Beach, a for-sale residential project, and $1.8 million is related to two multifamily apartment communities sold during the third quarter 2009 (presented as a part of “Income (Loss) from Discontinued Operations”.

(3)	For the three and twelve months ended December 31, 2008, the Company recorded a $116.9 million non-cash impairment charge related to the Company’s for-sale residential business and certain development projects. The Company did not record an income tax benefit in the current period related to this non-cash impairment charge. Of the $116.9 million, $91.4 million is recorded in continuing operations and $25.5 million is recorded in discontinued operations. Additionally, there was $1.7 million in continuing operations for casualty losses recorded as a result of fire damage at four multifamily apartment communities.

(4)	For the twelve months ended December 31, 2009, the Company recorded a $3.5 million charge due to its determination in September 2009 that it was probable the Company will have to fund the partial loan repayment guarantee provided on the original construction loan for Colonial Grand at Traditions, a property in which the Company has a 35% noncontrolling interest.

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2009
FOURTH QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended		Twelve Months Ended
($ in 000s, except per share data)	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Net (Loss) Income Available to Common Shareholders	$(9,552)	$(107,220)	$(509)	$(55,429)
Noncontrolling Interest in CRLP (Operating Ptr Unitholders)	(1,182)	(20,301)	(82)	(11,225)
Noncontrolling Interest in Gain on Sale of Undepreciated Property	—	—	992	—

Total	(10,734)	(127,521)	401	(66,654)

Adjustments — Consolidated Properties
Depreciation — Real Estate	28,468	30,621	111,220	101,035
Amortization — Real Estate	567	239	1,582	1,272
Remove: Gain/(Loss) on Sale of Property, net of Income
Tax and Noncontrolling Interest	(1,853)	(2,387)	(7,606)	(49,851)
Include: Gain/(Loss) on Sale of Undepreciated
Property, net of Income Tax and Noncontrolling Interest	194	1,359	4,327	7,335

Total Adjustments — Consolidated	27,376	29,832	109,523	59,791

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	3,678	4,179	17,927	18,744
Amortization — Real Estate	1,364	1,908	6,516	8,699
Remove: Gain/(Loss) on Sale of Property	(3,222)	(395)	(4,958)	(18,943)

Total Adjustments — Unconsolidated	1,820	5,692	19,485	8,500

Funds from Operations	$18,462	$(91,997)	$129,409	$1,637

Income Allocated to Participating Securities	(67)	(102)	(559)	(717)

Funds from Operations Available to Common Shareholders and Unitholders	$18,395	$(92,099)	$128,850	$920

FFO per Share
Basic	$0.25	$(1.62)	$2.09	$0.02
Diluted	$0.25	$(1.62)	$2.09	$0.02

Operating FFO:
Funds from Operations	$18,395	$(92,099)	$128,850	$920
Less: Transaction Income
— Development and Land Gains	(194)	(1,359)	(4,327)	(7,335)
— Bond / Preferred Repurchase (Gains) Losses	53	(5,235)	(56,452)	(15,924)
— Write-off of OCI as a Result of Bond Repurchases	—	—	1,709	—

Operating FFO	$18,254	$(98,693)	$69,780	$(22,339)

Operating FFO per Share
Basic	$0.25	$(1.73)	$1.13	$(0.39)
Diluted	$0.25	$(1.73)	$1.13	$(0.39)
FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before Noncontrolling Interest (determined in accordance with GAAP), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate depreciation and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the Company’s performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.
The Company defines Operating FFO as FFO excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares. The Company believes Operating FFO is an important supplemental measure because it provides a measure of operating performance. While land and development gains or the repurchase of debt/preferred shares are components of the Company’s current business plan, the timing and amount of these transactions can vary significantly between periods.
The Company’s method of calculating FFO and Operating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor Operating FFO should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.
FOURTH QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended		Twelve Months Ended
(shares and units in 000s)	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Basic
Shares	65,265	47,796	53,266	47,231
Operating Partnership Units (OP Units)	8,172	9,157	8,519	9,673

Total Shares & OP Units	73,437	56,953	61,785	56,904

Dilutive Common Share Equivalents	—	—	—	—

Diluted (1)
Shares	65,265	47,796	53,266	47,231
Total Shares & OP Units	73,437	56,953	61,785	56,904

Notes:

(1)	For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
Year Ended 2009
BALANCE SHEET

	As of	As of
($ in 000s)	12/31/2009	12/31/2008
ASSETS
Real Estate Assets
Operating Properties	$3,210,350	$2,873,274
Undeveloped Land & Construction in Progress	237,100	309,010

Total Real Estate, before Depreciation	3,447,450	3,182,284

Less: Accumulated Depreciation	(519,728)	(403,858)
Real Estate Assets Held for Sale, net	65,022	196,284

Net Real Estate Assets	2,992,744	2,974,710

Cash and Equivalents	4,590	9,185
Restricted Cash	7,952	29,766
Accounts Receivable, net	33,934	23,102
Notes Receivable	22,208	2,946
Prepaid Expenses	16,503	5,332
Deferred Debt and Lease Costs	22,560	16,783
Investment in Unconsolidated Subsidiaries	17,422	46,221
Other Assets	54,719	47,124

Total Assets	$3,172,632	$3,155,169

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$310,546	$311,630
Notes and Mortgages Payable	1,393,797	1,450,389

Total Long-Term Liabilities	1,704,343	1,762,019

Other Liabilities	82,628	120,693

Total Liabilities	1,786,971	1,882,712

REDEEMABLE NONCONTROLLING INTEREST & EQUITY

Redeemable Common Units	133,537	124,848

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series D 8 1/8%, Preferred Shares	100,118	100,281

Total Preferred Shares and Units, at Liquidation Value	200,118	200,281

Common Equity, including Noncontrolling Interest in Operating Partnership	1,052,006	947,328

Total Equity, including Noncontrolling Interest	1,385,661	1,272,457

Total Liabilities and Equity	$3,172,632	$3,155,169

SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	12/31/2009	12/31/2008
Basic
Shares	66,366	48,546
Operating Partnership Units (OP Units)	8,163	8,861

Total Shares & OP Units	74,529	57,407

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Fourth Quarter 2009
COMMUNITY PORTFOLIO AT DECEMBER 31, 2009 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total
Atlanta	3,282	—	3,282	72	3,354	—	3,354	—	3,354
Austin	1,910	998	2,908	—	2,908	—	2,908	—	2,908
Birmingham	1,262	—	1,262	69	1,331	—	1,331	—	1,331
Charleston	1,578	—	1,578	—	1,578	—	1,578	—	1,578
Charlotte	3,676	1,189	4,865	—	4,865	—	4,865	—	4,865
Dallas/Fort Worth	4,480	—	4,480	29	4,509	—	4,509	—	4,509
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	—	1,756
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	1,964	—	1,964	138	2,102	—	2,102	—	2,102
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,149	288	1,437	—	1,437	—	1,437	—	1,437
Other	3,740	380	4,120	113	4,233	380	4,613	—	4,613

Total Portfolio	28,285	2,855	31,140	421	31,561	380	31,941	—	31,941

(1)	Joint venture units shown represents the Company’s pro-rata share of total units. There are 2,004 total units at the Company’s partially-owned apartment communities.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)			PHYSICAL OCCUPANCY (3)
		Total NOI
	Same Property	Incl. JVs at	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	Communities	Pro Rata % (4)	2009	2009	2009	2009	2008

Atlanta	12.0%	10.7%	95.4%	94.4%	95.5%	94.9%	95.0%
Austin	6.2%	8.7%	95.2%	95.1%	94.4%	94.3%	94.9%
Birmingham	4.4%	4.1%	94.1%	96.9%	95.4%	95.0%	96.7%
Charleston	5.8%	5.1%	97.8%	97.0%	96.4%	96.8%	91.4%
Charlotte	10.6%	13.9%	92.7%	93.4%	93.2%	94.3%	92.9%
Dallas/Fort Worth	14.0%	12.4%	93.2%	92.8%	93.3%	95.2%	95.4%
Huntsville	3.5%	3.1%	97.5%	96.2%	98.1%	96.9%	97.2%
Orlando	8.4%	7.4%	96.1%	96.0%	94.6%	93.8%	94.6%
Phoenix	3.1%	2.7%	88.6%	89.5%	92.8%	95.3%	93.2%
Raleigh	6.9%	6.5%	94.0%	94.1%	93.5%	95.3%	94.6%
Richmond	6.5%	5.7%	98.3%	94.7%	94.0%	95.1%	95.9%
Savannah	5.1%	5.5%	97.3%	96.7%	96.3%	95.0%	91.5%
Other	13.5%	14.2%	95.0%	94.0%	93.4%	92.5%	92.0%

Total Portfolio	100.0%	100.0%	94.7%	94.4%	94.3%	94.6%	94.1%

Same Property			94.7%	94.4%	94.3%	94.7%	94.1%

(2)	For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

(3)	Occupancy figures include apartment homes held through joint venture investments but exclude condominiums and communities in lease-up or under development. For a detailed occupancy listing by property, see Multifamily Portfolio Occupancy Listing on page 27.

(4)	Based on total NOI from wholly-owned operating communities and the Company’s pro-rata share of total NOI from joint-venture communities.

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Fourth Quarter 2009
($ in 000s, except property data and per unit amounts)
COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Twelve Months Ended
	Homes	12/31/2009	12/31/2008	Change	12/31/2009	12/31/2008	Change
Property Revenues
Same Property Communities (2)	28,285	$66,879	$69,503	$(2,624)	$271,586	$279,424	$(7,838)
Non-Same Property Communities	2,855	7,336	4,901	2,435	25,643	13,893	11,750
Joint Venture Communities (3)	421	943	919	24	3,841	3,559	282
Development and Lease Up Communities	380	688	26	662	1,674	53	1,621
Dispositions / Other	—	31	1,221	(1,190)	2,657	14,861	(12,204)

Total Property Revenues	31,941	$75,877	$76,570	$(693)	$305,401	$311,790	$(6,389)

Property Expenses
Same Property Communities (2)	28,285	$27,879	$25,832	$2,047	$111,312	$107,245	$4,067
Non-Same Property Communities	2,855	2,694	2,002	692	10,816	6,382	4,434
Joint Venture Communities (3)	421	454	432	22	1,818	1,792	26
Development and Lease Up Communities	380	381	224	157	1,258	265	993
Dispositions / Other	—	(93)	781	(874)	1,240	6,782	(5,542)

Total Property Expenses	31,941	$31,315	$29,271	$2,044	$126,444	$122,466	$3,978

Property Net Operating Income
Same Property Communities (2)	28,285	$39,000	$43,671	$(4,671)	$160,274	$172,179	$(11,905)
Non-Same Property Communities	2,855	4,641	2,899	1,742	14,827	7,511	7,316
Joint Venture Communities (3)	421	488	487	1	2,023	1,767	256
Development and Lease Up Communities	380	308	(198)	506	416	(212)	628
Dispositions / Other	—	125	440	(315)	1,417	8,080	(6,663)

Total Property Net Operating Income	31,941	$44,562	$47,299	$(2,737)	$178,957	$189,325	$(10,368)
CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Twelve Months Ended
	Homes	12/31/2009	12/31/2008	Change	12/31/2009	12/31/2008	Change
Capitalized Expenses
Same Property Communities (2)	28,285	$12,069	$5,867	$6,202	$24,457	$20,819	$3,638
Non-Same Property Communities	2,855	379	546	(167)	816	1,535	(719)
Joint Venture Communities	421	46	69	(23)	150	305	(155)
Development and Lease Up Communities	380	7	29	(22)	9	43	(34)
Dispositions / Other	—	(35)	(63)	28	133	(53)	186

Total Property Capitalized Expenses	31,941	$12,466	$6,448	$6,018	$25,565	$22,649	$2,916

Capitalized Expenses per Unit
Same Property Communities (2)	28,285	$427	$207	$219	$865	$736	$129
Non-Same Property Communities	2,855	133	191	(58)	286	538	(252)
Joint Venture Communities	421	109	164	(55)	357	725	(369)

Total Per Unit	31,561	$395	$204	$191	$810	$718	$92

(1)	For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

(2)	The 2008 same property data reflects results of the 2009 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(3)	Includes the Company’s pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Fourth Quarter 2009
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED DECEMBER 31, 2009

	Revenues			Expenses			NOI
	4Q09	4Q08	%Chg	4Q09	4Q08	%Chg	4Q09	4Q08	%Chg

Atlanta	$8,495	$8,906	(4.6%)	$3,817	$3,204	19.1%	$4,678	$5,702	(18.0%)
Austin	4,438	4,647	(4.5%)	2,036	2,151	(5.3%)	2,403	2,495	(3.7%)
Birmingham	2,908	2,806	3.6%	1,174	1,038	13.1%	1,734	1,768	(1.9%)
Charleston	3,790	3,646	3.9%	1,534	1,370	12.0%	2,257	2,276	(0.8%)
Charlotte	7,403	8,103	(8.6%)	3,273	3,094	5.8%	4,130	5,008	(17.5%)
Dallas/Fort Worth	10,066	10,688	(5.8%)	4,602	4,516	1.9%	5,465	6,172	(11.5%)
Huntsville	2,118	2,121	(0.1%)	752	681	10.4%	1,366	1,439	(5.1%)
Orlando	5,072	5,390	(5.9%)	1,788	1,961	(8.8%)	3,283	3,429	(4.3%)
Phoenix	2,209	2,522	(12.4%)	1,004	765	31.2%	1,205	1,757	(31.4%)
Raleigh	4,454	4,779	(6.8%)	1,753	1,683	4.2%	2,701	3,096	(12.8%)
Richmond	4,194	4,338	(3.3%)	1,644	1,375	19.6%	2,549	2,963	(14.0%)
Savannah	3,047	2,835	7.5%	1,062	940	13.0%	1,985	1,895	4.7%
Other	8,685	8,722	(0.4%)	3,440	3,054	12.6%	5,244	5,671	(7.5%)

Total Same Property (1)	$66,879	$69,503	(3.8%)	$27,879	$25,832	7.9%	$39,000	$43,671	(10.7%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	4Q09	4Q08	%Chg	4Q09	4Q08	%Chg

Atlanta	3,282	12.0%	95.4%	95.0%	0.4%	$780	$849	(8.1%)
Austin	1,910	6.2%	95.3%	95.1%	0.2%	723	755	(4.2%)
Birmingham	1,262	4.4%	94.1%	96.8%	(2.7%)	711	728	(2.3%)
Charleston	1,578	5.8%	97.8%	91.4%	6.4%	700	758	(7.7%)
Charlotte	3,676	10.6%	91.8%	92.6%	(0.8%)	644	698	(7.7%)
Dallas/Fort Worth	4,480	14.0%	93.2%	95.5%	(2.3%)	707	730	(3.2%)
Huntsville	836	3.5%	97.5%	97.2%	0.3%	740	763	(3.0%)
Orlando	1,756	8.4%	96.1%	94.6%	1.5%	884	954	(7.3%)
Phoenix	952	3.1%	88.6%	93.2%	(4.6%)	790	897	(11.9%)
Raleigh	1,964	6.9%	94.1%	94.8%	(0.7%)	723	755	(4.2%)
Richmond	1,700	6.5%	98.3%	95.9%	2.4%	737	812	(9.2%)
Savannah	1,149	5.1%	97.2%	91.5%	5.7%	787	840	(6.3%)
Other	3,740	13.5%	95.2%	91.9%	3.3%	726	772	(6.0%)

Total Same Property (1)	28,285	100.0%	94.7%	94.1%	0.6%	$732	$780	(6.2%)

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2008, as adjusted for dispositions during the year. The 2008 same property data reflects results of the 2009 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Year-to-Date Comparisons
Fourth Quarter 2009
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2009

		Revenues			Expenses			NOI
	2009	2008	%Chg	2009	2008	%Chg	2009	2008	%Chg
Atlanta	$34,519	$35,975	(4.0%)	$14,894	$13,547	9.9%	$19,625	$22,428	(12.5%)
Austin	18,107	18,636	(2.8%)	8,225	8,555	(3.9%)	9,882	10,081	(2.0%)
Birmingham	11,506	11,270	2.1%	4,622	4,304	7.4%	6,884	6,965	(1.2%)
Charleston	14,982	15,161	(1.2%)	6,025	5,556	8.4%	8,957	9,605	(6.7%)
Charlotte	30,828	32,312	(4.6%)	13,029	12,800	1.8%	17,799	19,513	(8.8%)
Dallas/Fort Worth	41,176	42,567	(3.3%)	18,891	19,027	(0.7%)	22,285	23,540	(5.3%)
Huntsville	8,480	8,411	0.8%	2,980	2,821	5.6%	5,499	5,589	(1.6%)
Orlando	20,456	21,420	(4.5%)	7,657	7,656	0.0%	12,799	13,765	(7.0%)
Phoenix	9,414	10,451	(9.9%)	3,363	3,353	0.3%	6,051	7,098	(14.8%)
Raleigh	18,399	18,924	(2.8%)	7,062	7,303	(3.3%)	11,337	11,621	(2.4%)
Richmond	16,919	17,032	(0.7%)	6,609	5,745	15.0%	10,310	11,287	(8.7%)
Savannah	12,174	11,684	4.2%	4,245	3,954	7.4%	7,928	7,730	2.6%
Other	34,626	35,581	(2.7%)	13,710	12,624	8.6%	20,918	22,957	(8.9%)

Total Same Property (1)	$271,586	$279,424	(2.8%)	$111,312	$107,245	3.8%	$160,274	$172,179	(6.9%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	2009	2008	%Chg	2009	2008	%Chg
Atlanta	3,282	12.2%	95.4%	95.0%	0.4%	$811	$859	(5.6%)
Austin	1,910	6.2%	95.3%	95.1%	0.2%	742	753	(1.5%)
Birmingham	1,262	4.3%	94.1%	96.8%	(2.7%)	717	717	0.0%
Charleston	1,578	5.6%	97.8%	91.4%	6.4%	718	761	(5.7%)
Charlotte	3,676	11.1%	91.8%	92.6%	(0.8%)	666	695	(4.2%)
Dallas/Fort Worth	4,480	13.9%	93.2%	95.5%	(2.3%)	721	731	(1.4%)
Huntsville	836	3.4%	97.5%	97.2%	0.3%	749	759	(1.3%)
Orlando	1,756	8.0%	96.1%	94.6%	1.5%	915	962	(4.9%)
Phoenix	952	3.8%	88.6%	93.2%	(4.6%)	834	908	(8.1%)
Raleigh	1,964	7.1%	94.1%	94.8%	(0.7%)	736	749	(1.7%)
Richmond	1,700	6.4%	98.3%	95.9%	2.4%	775	807	(4.0%)
Savannah	1,149	4.9%	97.2%	91.5%	5.7%	811	826	(1.8%)
Other	3,740	13.1%	95.2%	91.9%	3.3%	744	772	(3.6%)

Total Same Property (1)	28,285	100.0%	94.7%	94.1%	0.6%	$753	$780	(3.5%)

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2008, as adjusted for dispositions during the year. The 2008 same property data reflects results of the 2009 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Fourth Quarter 2009
($ in 000s, except property data amounts)
SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	4Q09	3Q09	%Chg	4Q09	3Q09	%Chg	4Q09	3Q09	%Chg
Atlanta	$8,495	$8,511	(0.2%)	$3,817	$3,723	2.5%	$4,678	$4,788	(2.3%)
Austin	4,438	4,530	(2.0%)	2,036	2,071	(1.7%)	2,403	2,458	(2.2%)
Birmingham	2,908	2,939	(1.1%)	1,174	1,190	(1.3%)	1,734	1,749	(0.9%)
Charleston	3,790	3,772	0.5%	1,534	1,568	(2.2%)	2,257	2,204	2.4%
Charlotte	7,403	7,583	(2.4%)	3,273	3,311	(1.1%)	4,130	4,272	(3.3%)
Dallas/Fort Worth	10,066	10,163	(1.0%)	4,602	4,890	(5.9%)	5,465	5,272	3.7%
Huntsville	2,118	2,161	(2.0%)	752	763	(1.4%)	1,366	1,398	(2.3%)
Orlando	5,072	5,052	0.4%	1,788	1,880	(4.9%)	3,283	3,172	3.5%
Phoenix	2,209	2,304	(4.1%)	1,004	876	14.6%	1,205	1,428	(15.6%)
Raleigh	4,454	4,604	(3.3%)	1,753	1,887	(7.1%)	2,701	2,717	(0.6%)
Richmond	4,194	4,135	1.4%	1,644	1,703	(3.5%)	2,549	2,431	4.9%
Savannah	3,047	3,121	(2.4%)	1,062	1,087	(2.3%)	1,985	2,035	(2.5%)
Other	8,685	8,643	0.5%	3,440	3,487	(1.3%)	5,244	5,157	1.7%

Total Same Property (1)	$66,879	$67,518	(0.9%)	$27,879	$28,436	(2.0%)	$39,000	$39,081	(0.2%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	4Q09	3Q09	%Chg	4Q09	3Q09	%Chg
Atlanta	3,282	12.0%	95.4%	94.3%	1.1%	$780	$801	(2.6%)
Austin	1,910	6.2%	95.3%	95.1%	0.2%	723	737	(1.9%)
Birmingham	1,262	4.4%	94.1%	97.0%	(2.9%)	711	715	(0.6%)
Charleston	1,578	5.8%	97.8%	97.0%	0.8%	700	707	(1.0%)
Charlotte	3,676	10.6%	91.8%	92.9%	(1.1%)	644	660	(2.4%)
Dallas/Fort Worth	4,480	14.0%	93.2%	92.9%	0.3%	707	721	(1.9%)
Huntsville	836	3.5%	97.5%	96.2%	1.3%	740	749	(1.2%)
Orlando	1,756	8.4%	96.1%	96.0%	0.1%	884	900	(1.8%)
Phoenix	952	3.1%	88.6%	89.5%	(0.9%)	790	819	(3.5%)
Raleigh	1,964	6.9%	94.1%	94.2%	(0.1%)	723	733	(1.4%)
Richmond	1,700	6.5%	98.3%	94.7%	3.6%	737	768	(4.0%)
Savannah	1,149	5.1%	97.2%	97.6%	(0.4%)	787	807	(2.5%)
Other	3,740	13.5%	95.2%	94.2%	1.0%	726	738	(1.6%)

Total Same Property (1)	28,285	100.0%	94.7%	94.4%	0.3%	$732	$747	(2.0%)

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2008, as adjusted for dispositions during the year. The 2008 same property data reflects results of the 2009 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Ventures
($ in 000s)
JOINT VENTURE OPERATIONS

	Three Months Ended		Twelve Months Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
OPERATING DATA (1)

Property Revenues
Rental revenues	$14,146	$17,461	$65,576	$74,553
Other property revenues	695	1,059	3,261	3,936

Total property revenues	14,841	18,520	68,837	78,489

Property Expenses
Property operating and maintenance	3,537	4,892	16,096	19,027
Taxes, license and insurance	1,404	1,932	7,910	9,043

Total property expenses	4,941	6,824	24,006	28,070

Net Operating Income (NOI)	9,900	11,696	44,831	50,419

Other Income (Expenses)
Impairments	—	—	(77)	—
Interest, net	(4,796)	(6,790)	(23,068)	(29,438)
Depreciation and amortization (2)	(5,002)	(6,087)	(24,221)	(27,443)
Other (3)	28	(194)	(3,666)	35

Total other expenses	(9,770)	(13,071)	(51,032)	(56,846)

Gain on sale of properties, net	3,222	395	4,958	18,943

Equity in income of joint ventures	$3,352	$(980)	$(1,243)	$12,516

	As of
	12/31/2009	12/31/2008
BALANCE SHEET DATA (4)

Real estate assets, net	$1,436,315	$3,187,826
Other assets, net	116,666	316,443

Total assets	$1,552,981	$3,504,269

Notes payable	$1,211,927	$2,711,059
Other liabilities	107,011	155,812

Total liabilities	1,318,938	2,866,871

Member’s equity	234,043	637,398

Total liabilities and member’s equity	$1,552,981	$3,504,269

Colonial’s equity investment (5)	$17,422	$46,221
Colonial’s pro-rata share of debt	$445,742	$476,313

(1)	Operating data represents the Company’s pro-rata share of revenues, expenses and NOI.

(2)	Includes amortization of excess basis differences for certain joint ventures.

(3)	The twelve months ended December 31, 2009 includes a $3.5 million charge due to the probability that the Company will have to fund the partial loan repayment guarantee provided on the original construction loan for Colonial Grand at Traditions, a property in which the Company has a 35% noncontrolling interest.

(4)	Balance sheet data reported at 100%.

(5)	Includes distributions in excess of investment balance for certain joint ventures.

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of December 31, 2009
(in thousands)

			Gross Investment in	Construction In	Mortgages and Notes		Average Interest	Average Remaining
Venture	Number of Properties	Total Units/GLA (1)	Real Estate (2)	Progress	Payable	Ownership Interest	Rate	Term (In Months)	% Fixed Rate	% Variable Rate
MULTIFAMILY
DRA (3)	2	664	$59,321	$—	$40,848	20%	4.97%	10	100.00%	—
Other	6	1,340	119,509	19,650	101,704	21%	5.64%	42	72.12%	27.88%

Total Multifamily	8	2,004	$178,830	$19,650	$142,552

COMMERCIAL
DRA/CRT (4)	—	—	—	—	—	—	—	—	—	—
DRA/CLP (5)	18	5,236	949,874	—	741,909	15%	5.61%	54	100.00%	—
OZRE (6)	—	—	—	—	—	—	—	—	—	—
UBS/CLP Mansell (7)	—	—	—	—	—	—	—	—	—	—
Bluerock	9	1,704	230,564	—	107,540	21%	6.47%	95	100.00%	—
Parkway Place	1	623	89,227	—	56,457	50%	1.23%	6	—	100.00%
Turkey Creek	2	652	105,150	—	76,899	50%	5.89%	50	86.84%	13.16%
Other	6	1,357	119,868	—	86,569	21%	5.98%	34	65.25%	34.75%

Total Commercial	36	9,572	$1,494,683	$—	$1,069,374

	44	11,576	$1,673,513	$19,650	$1,211,926

(1)	Gross leasable area includes anchor-owned square footage.

(2)	Represents gross investment in real estate at 100% (excluding depreciation).

(3)	On October 27, 2009, the Company sold its 10% interest in Colony Woods, a 414-unit multifamily apartment community located in Birmingham, Alabama.

(4)	The Company sold its 15% interest in this joint venture on November 25, 2009. This joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas. As a result of this transaction, the Company now owns 100% of Three Ravinia, which was one of the assets originally included in this joint venture. The Company retained the management of the other commercial assets in this portfolio, with the exception of two assets, which are managed by unaffiliated third parties.

(5)	As of December 31, 2009, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(6)	The Company sold its 17% interest in this joint venture on December 15, 2009. This joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas. As a result of this transaction, the Company now owns 100% of Colonial Promenade Alabaster I, which was one of the assets originally included in this joint venture.

(7)	The Company sold its 15% interest in this joint venture on December 21, 2009. This joint venture included one office park located in Atlanta, Georgia.

For more information on partially-owned unconsolidated assets, see Appendix pages 27-32.

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Three Months Ended December 31, 2009
(in thousands)

									Colonial Share of
					Other (Income)		Depreciation &		Net Income (Loss)
Venture	Total Revenues	Operating Expenses	Net Operating Income	Interest Expense	Expenses	Gain (Loss) on Sale	Amortization	Net Income (Loss)	(1)
MULTIFAMILY
DRA (2)	$1,861	$1,007	$854	$789	$1	$2,027	$473	$(2,436)	$141
Other	3,051	1,652	1,399	1,070	3	—	1,330	(1,004)	(104)

Total Multifamily	$4,912	$2,659	$2,253	$1,859	$4	$2,027	$1,803	$(3,440)	$37

COMMERCIAL
DRA/CRT (3)	25,388	10,678	14,710	5,467	672	(3,845)	8,364	4,052	(301)
DRA/CLP (4)	27,582	10,856	16,726	10,696	(26)	—	12,063	(6,007)	(380)
OZRE (5)	7,283	2,062	5,221	3,783	2	864	2,930	(630)	523
UBS/CLP Mansell (6)	3,133	1,113	2,020	1,227	(1)	280	1,415	(901)	2,767
Bluerock	6,667	2,158	4,509	3,282	(10)	—	3,334	(2,097)	(71)
Parkway Place	2,908	853	2,055	438	(1)	—	699	919	583
Turkey Creek	3,001	628	2,373	1,060	61	—	1,120	132	88
Other	2,821	694	2,127	1,004	13	—	2,637	(1,527)	106

Total Commercial	$78,783	$29,042	$49,741	$26,957	$710	$(2,701)	$32,562	$(6,059)	$3,315

	$83,695	$31,701	$51,994	$28,816	$714	$(674)	$34,365	$(9,499)	$3,352

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 27-32.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	On October 27, 2009, the Company sold its 10% interest in Colony Woods, a 414-unit multifamily apartment community located in Birmingham, Alabama.

(3)	The Company sold its 15% interest in this joint venture on November 25, 2009. This joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas. As a result of this transaction, the Company now owns 100% of Three Ravinia, which was one of the assets originally included in this joint venture. The Company retained the management of the other commercial assets in this portfolio, with the exception of two assets, which are managed by unaffiliated third parties.

(4)	As of December 31, 2009, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)	The Company sold its 17% interest in this joint venture on December 15, 2009. This joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas. As a result of this transaction, the Company now owns 100% of Colonial Promenade Alabaster I, which was one of the assets originally included in this joint venture.

(6)	The Company sold its 15% interest in this joint venture on December 21, 2009. This joint venture included an office park located in Atlanta, Georgia.

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Twelve Months Ended December 31, 2009
(in thousands)

									Colonial Share of
					Other (Income)		Depreciation &		Net Income (Loss)
Venture	Total Revenues	Operating Expenses	Net Operating Income	Interest Expense	Expenses	Gain (Loss) on Sale	Amortization	Net Income (Loss)	(1)
MULTIFAMILY
DRA (2)	$11,169	$5,529	$5,640	$3,258	$143	$2,048	$2,552	$(2,361)	$(61)
CMS (3)	9,279	4,490	4,789	2,859	32	—	2,718	(820)	1,823
Other (4)	12,650	6,520	6,130	4,289	13	30	5,315	(3,517)	(4,458)

Total Multifamily	$33,098	$16,539	$16,559	$10,406	$188	$2,078	$10,585	$(6,698)	$(2,696)

COMMERCIAL
DRA/CRT (5)	143,633	61,916	81,717	38,543	2,425	(3,601)	53,427	(9,077)	(1,684)
DRA/CLP (6)	110,695	43,294	67,401	42,422	(101)	—	46,946	(21,866)	(1,147)
OZRE (7)	32,482	8,837	23,645	17,835	63	864	14,289	(9,406)	(10)
UBS/CLP Mansell (8)	14,461	5,276	9,185	5,505	(2)	280	6,656	(3,254)	2,568
Bluerock	26,085	8,112	17,973	13,071	(52)	—	12,876	(7,922)	(409)
Craft Farms	583	493	90	343	(10)	—	167	(410)	(190)
Parkway Place	10,785	3,473	7,312	1,868	—	—	2,772	2,672	1,861
Turkey Creek	11,436	2,640	8,796	4,168	211	—	4,341	76	161
Other	12,295	3,039	9,256	7,374	(3,701)	(30)	4,298	1,255	303

Total Commercial	$362,455	$137,080	$225,375	$131,129	$(1,167)	$(2,487)	$145,772	$(47,932)	$1,453

	$395,553	$153,619	$241,934	$141,535	$(979)	$(409)	$156,357	$(54,630)	$(1,243)

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 27-32.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	During the fourth quarter 2009, the Company sold its 10% interest in Colony Woods, a 414-unit multifamily apartment community located in Birmingham, Alabama.

(3)	On October 27, 2009 the Company sold its interest in Colonial Grand at Mountain Brook, Colonial Grand at Brentwood, Colonial Village at Rocky Ridge, Colonial Village at Palma Sola and Cunningham. The Company began consolidating Colonial Grand at Canyon Creek in its financial statements as of September 30, 2009.

(4)	Includes a $3.5 million charge due to the probability that the Company will have to fund the partial loan repayment guarantee provided on the original construction loan for Colonial Grand at Traditions, a property in which the Company has a 35% noncontrolling interest.

(5)	The Company sold its 15% interest in this joint venture on November 25, 2009. This joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas. As a result of this transaction, the Company now owns 100% of Three Ravinia, which was one of the assets originally included in this joint venture. The Company retained the management of the other commercial assets in this portfolio, with the exception of two assets, which are managed by unaffiliated third parties.

(6)	As of December 31, 2009, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(7)	The Company sold its 17% interest in this joint venture on December 15, 2009. This joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas. As a result of this transaction, the Company now owns 100% of Colonial Promenade Alabaster I, which was one of the assets originally included in this joint venture.

(8)	The Company sold its 15% interest in this joint venture on December 21, 2009. This joint venture included an office park located in Atlanta, Georgia.

COLONIAL PROPERTIES TRUST
Commercial Operational Statistics
Fourth Quarter 2009

	As of
	12/31/2009	12/31/2008
Base rent per square foot — Straight-line
Office
Consolidated	$27.72	$29.31
Unconsolidated	19.35	19.42

Retail (1)
Consolidated	$24.28	$25.57
Unconsolidated	24.56	22.70

Base rent per square foot — Cash
Office
Consolidated	$26.20	$23.41
Unconsolidated	19.09	19.03

Retail (1)
Consolidated	$23.63	$25.76
Unconsolidated	24.54	22.54

	As of
	12/31/2009	12/31/2008
Square Feet (in 000’s)
Office
Consolidated	1,329	507
Unconsolidated (2)	917	2,282

Retail
Consolidated	1,128	1,195
Unconsolidated (2)	640	977

(1)	This calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

(2)	Square footage includes the Company’s weighted square-footage for partially-owned unconsolidated properties based on the Company’s ownership percentage. See the Appendix for additional details.
OFFICE LEASE EXPIRATION SCHEDULE

	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
(SF & $ in 000s)	SF	SF	Rent	Total	SF	SF	Rent	Total
2010	672	10%	$12,710	10%	94	5%	$1,821	5%
2011	1,058	16%	20,030	16%	167	9%	3,232	9%
2012	1,419	21%	28,268	22%	206	11%	4,144	12%
2013	744	11%	13,830	11%	168	9%	3,404	10%
2014	433	6%	8,224	6%	84	5%	1,497	4%
2015+	2,452	37%	44,043	35%	1,100	60%	20,691	60%

Total Leased SF	6,778		$127,105		1,819		$34,789
RETAIL LEASE EXPIRATION SCHEDULE

	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
(SF & $ in 000s)	SF	SF	Rent	Total	SF	SF	Rent	Total
2010	98	4%	$2,066	5%	40	3%	$951	4%
2011	171	7%	3,433	8%	122	8%	2,385	9%
2012	295	12%	5,708	13%	134	9%	3,120	12%
2013	214	8%	4,772	11%	111	8%	2,487	10%
2014	105	4%	2,099	5%	65	4%	1,236	5%
2015+	1,671	65%	27,274	60%	977	67%	15,831	61%

Total Leased SF	2,554		$45,352		1,447		$26,010
OFFICE CAPITAL EXPENDITURES

	Three Months Ended		Twelve Months Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Capital Expenditures ($ in 000s)
Regular Maintenance	$319	$748	$934	$2,343
Tenant Improvements	1,578	964	3,974	2,571
Leasing Commissions	357	345	1,443	1,476
Admin — Division	—	7	—	35

Total	$2,254	$2,064	$6,351	$6,425
Less: Unconsolidated Assets	(1,545)	(2,061)	(5,600)	(6,119)

Total — Consolidated Assets	$709	$3	$751	$306

RETAIL CAPITAL EXPENDITURES

	Three Months Ended		Twelve Months Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Capital Expenditures ($ in 000s)
Regular Maintenance	$209	$36	$338	$116
Revenue- Enhancing	43	49	105	69
Tenant Improvements	628	13	895	244
Leasing Commissions	296	442	483	553
Admin — Division	—	17	—	77

Total w/o Acquisition-Related	$1,176	$557	$1,821	$1,059
Less: Unconsolidated Assets	(301)	(88)	(848)	(402)

Total — Consolidated Assets	$875	$469	$973	$657

COLONIAL PROPERTIES TRUST
Development and For-Sale Residential Activities
CONDOMINIUM CONVERSION, FOR-SALE RESIDENTIAL AND DEVELOPMENT SALES
For the three and twelve months ended December 31, 2009, continuing operations includes (losses)/gains on for-sale residential and development sales (before noncontrolling interest and income taxes) of $0.2 million and $7.8 million, respectively. For the three months ended December 31, 2009, there were no gains included in discontinued operations for condominium conversions. For the twelve months ended December 31, 2009, discontinued operations includes gains on condominium conversions (before noncontrolling interest and income taxes) of $259,000. A summary of revenues and costs of these activities for the three and twelve months ended December 31, 2009 and 2008 are as follows:

	Three Months Ended		Twelve Months Ended
($ in 000s)	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Condominium conversion revenues, net	$—	$—	$16,851	$448
Condominium conversion costs	—	—	(16,592)	(479)

Gains (losses) on condominium conversion sales, before noncontrolling interest and income taxes	—	—	259	(31)

For-sale residential revenues, net	5,286	56	38,839	17,851
For-sale residential costs	(5,078)	(49)	(38,161)	(16,226)

Gains (losses) on for-sale residential sales, before noncontrolling interest and income taxes	208	7	678	1,625

Development revenues, net	—	—	30,672	15,900
Development costs (1)	—	—	(23,544)	(11,191)

Gains on development sales, before	—
Noncontrolling interest and income taxes	—	—	7,128	4,709

Noncontrolling interest	—	—	(992)	—
Provision for income taxes	—	(2)	(2,873)	(1,819)

Gains on condominium conversions, for-sale residential sales and developments, net of noncontrolling interest and income taxes (2)	$208	$5	$4,200	$4,484

	Three Months Ended		Twelve Months Ended
For-Sale Residential Projects Status
Units Closed in prior periods	335	233	240	166
Units Closed in current period	23	13	118	80
Contracted (3)	—	23	—	23
Available Units / Lots	275	387	275	387

Total Units	633	656	633	656

Notes:

(1)	Amounts recorded during the twelve months ended December 31, 2008, include $1,701 related to cost estimates and contingencies resolved for sales transactions recorded during previous periods.

(2)	The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.

(3)	Units under contract are stated as of the end of the quarter. There can be no assurance that units under contract will close.
RESIDENTIAL FOR-SALE DEVELOPMENTS

			Average
			Price of
			Units/Lots			Under	Remaining
Project	Location	Units	Closed	Projected Sell Out	Units Closed	Contract (1)	Units / Lots

For-Sale Residential
Regatta at James Island (2)(3)	Charleston, SC	212	$169,196	Sold Out	212	—	—
Grander (2)(4)	Gulf Shores, AL	26	$410,876	Sold Out	26	—	—
Southgate on Fairview (2)	Charlotte, NC	47	$305,062	2Q10 - 2Q11	29	—	18
Metropolitan Midtown (2)(5)	Charlotte, NC	101	$344,710	4Q10 - 2Q11	67	—	34

		386			334	—	52

Lots (4)
Cypress Village (lots) (2)	Gulf Shores, AL	188	$200,000	2Q13 - 2Q14	5	—	183
Whitehouse Creek (lots) (6)	Mobile, AL	59	$62,184	4Q12 - 3Q16	19	—	40

		247			24	—	223

		633			358	—	275

Notes:

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that units under contract will close. As of December 31, 2009, there were no units or lots under contract.

(2)	During December 2008, the Company recorded a $116.9 million non-cash impairment charge associated with these projects and other development projects.

(3)	The Company sold the remaining units at this project during the fourth quarter 2009.

(4)	During June 2009, the Company recorded a $0.5 million non-cash impairment charge on this project. The Company sold the remaining units at this project during the fourth quarter 2009.

(5)	During December 2009, the Company recorded a $1.7 million non-cash impairment charge on this project.

(6)	The Company has delayed the development of 141 lots at its Whitehouse Creek development. These undeveloped parcels have been classified as Held for Use, while the 59 completed lots have been classified as Held for Sale.
The Company’s expansion into the condominium and for-sale residential markets exposes the Company to new risks and challenges, which if they materialize, could have an adverse impact on the Company’s business, results of operations and financial condition. There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)

								Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv’d	Leased	Date	Date	Date	Cost	Q409	After
Commercial
Colonial Pinnacle Craft Farms II	Gulf Shores, AL	68	n/a	46	2Q09	2Q10	4Q11	9.9	6.9	3.0

			Total Active Development Projects					$9.9	$6.9	$3.0

			Future Development Projects (see below)						121.6
			Investment Land (see below)						108.6

			Total Properties Under Development (per Balance Sheet)						$237.1

FUTURE DEVELOPMENT PIPELINE / LAND AND ASSETS HELD FOR SALE

		Units/	Future	Investment	Held
	Location	SF-in 000s	Development	Land	for Sale
Multifamily
CG at Thunderbird	Phoenix, AZ	244	$8.4	—	—
CG at Sweetwater	Phoenix, AZ	195	7.3	—	—
CG at Azure	Las Vegas, NV	188	7.8	—	—
CG at Cityway	Austin, TX	320	5.0	—	—
CG at South End	Charlotte, NC	353	12.1	—	—
CG at Hampton Preserve	Tampa, FL	486	14.4	—	—
CG at Randal Park (1)	Orlando, FL	750	19.2	—	—

Total Multifamily Assets			$74.2	—	$—

Commercial
Colonial Promenade Nord du Lac (2)	Covington, LA	497	37.7	—	—
Colonial Promenade Huntsville	Huntsville, AL	111	9.7	—	—

Total Commerical Assets			$47.4	$—	$—

Multifamily			—	3.5	—
Commerical			—	48.1	—
Condo / Townhome			—	—	22.3
For-sale Residential Land			—	57.0	42.7

Total Projects			$121.6	$108.6	$65.0

(1)	This project is part of a mixed-use development.

(2)	Total cost to date for this project is presented net of a $6.5 million non-cash impairment charge recorded in 4Q09 and a $19.3 million non-cash impairment charge recorded in 4Q08.
SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Remarks
			(SF-000s)(1)	($mm)	(2)	(3)
Commercial
Three Ravinia (4)	Atlanta, GA	Nov-09	813	$147.6	7.6%	7.3%	Acquired the asset in exchange for our 15% ownership interest in the DRA/CRT Joint Venture

Colonial Promenade Alabaster I (5)	Birmingham, AL	Dec-09	612	37.3	9.4%	9.1%	Acquired the asset in exchange for our 17.1% ownership interest in the OZRE Joint Venture
SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Remarks
			(SF-000s)(1)	($mm)	(6)
Multifamily
CMS Joint Venture	Multiple Cities	Jul-09	1,212	$17.3	7.4%	15% - 25% Ownership Interest
Cunningham	Austin, TX	Aug-09	280	3.6	7.0%	20% Ownership Interest
Colony Woods	Birmingham, AL	Oct-09	414	2.5	7.6%	10% Ownership Interest

Commercial
Colonial Promenade at Fultondale	Birmingham, AL	Feb-09	369	30.7	8.6%
Colonial Pinnacle Craft Farms I	Gulf Shores, AL	Apr-09	345	—	—	The company transferred its 15% interest to the majority joint venture partner
DRA/CRT Joint Venture (4)	Multiple Locations	Nov-09	8,406	—	—	15% Ownership Interest exchanged for acquisition of Three Ravinia
OZRE Joint Venture (5)	Multiple Locations	Dec-09	2,983	—	—	17.1% Ownership Interest exchanged for acquisition of CPAlabaster I
Colonial Center Mansell Joint Venture	Atlanta, GA	Dec-09	689	16.9	8.6%	15% Ownership Interest
Colonial Promenade Winter Haven	Orlando, FL	Dec-09	286	20.8	8.7%

Total				$74.5

(1)	Total square-footage includes anchor-owned square-footage for commercial assets.

(2)	First year investment includes first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(3)	Projected GAAP property NOI divided by the projected first year investment price.

(4)	The Company exited its joint venture with DRA/CRT, which was comprised of 17 office assets totaling 8.4 million square feet. The Company transferred its 15% ownership interest and $24.7 million in exchange for 100% ownership in Three Ravinia, an 813,000-square-foot, Class A office building located in Atlanta, Georgia.

(5)	The Company exited its joint venture with OZRE, which was comprised of 11 retail assets totaling 3.0 million square feet. The Company transferred its 17.1% ownership interest in OZ/CLP Retail LLC to the majority partner and $45.2 million in exchange for 100% ownership in Colonial Promenade Alabaster I, a 612,000-square-foot retail center located in Birmingham, Alabama.

(6)	Represents market cap rate which includes industry standard management fees and capital reserves.

COLONIAL PROPERTIES TRUST
Debt Summary
As of December 31, 2009
($ in 000s)
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt	%	Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$310,546	18%	1.3%	2.5	$310,546	16%	1.3%	2.5
Unsecured Other	769,050	45%	6.1%	4.3	769,050	40%	6.1%	4.3
Secured	624,747	37%	5.7%	9.1	863,803	44%	5.4%	7.6

Total Debt	$1,704,343	100%	5.1%	5.7	$1,943,399	100%	5.0%	5.5

Fixed/Floating
Fixed Rate Debt	$1,380,426	81%	5.9%	6.4	$1,558,783	80%	5.9%	6.2
Floating Rate Debt	323,917	19%	1.4%	2.6	384,616	20%	1.5%	2.3

Total Debt	$1,704,343	100%	5.1%	5.7	$1,943,399	100%	5.0%	5.5

PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)
Amortization Schedule includes unconsolidated debt and excludes the Revolving Line of Credit — due June 2012

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)
2010	4.29%
2011	4.80%
2012	6.86%
2013	6.11%
2014	6.01%
2015	5.94%
2016	6.02%
2017	6.39%
Thereafter	5.78%

Total	5.81%

LINE OF CREDIT

	12/31/08	12/31/09	Interest Rate	Due
Floating	$311,630	$310,546	1.28%	06/15/12

Total Outstanding on LOC	$311,630	$310,546	1.28%

Notes:

•	In addition to the $675MM LOC, Wachovia has provided a $35MM Cash Management Line.

•	20 Banks participate in the LOC, co-led by Wachovia and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	The interest rate on the LOC is LIBOR + 105 bps, and the facility fee is 20.0 bps.

•	5-Year facility through June 2012.

COLONIAL PROPERTIES TRUST
Debt Summary
As of December 31, 2009
($ in 000s)
PUBLIC RATINGS

			Senior Unsecured		Preferred
			Rating	Outlook	Rating
Fitch Ratings	Sean Pattap	212-908-0642	BB+	Stable	BB-
Moody’s Investor Services	Karen Nickerson	212-553-4924	Ba1	Negative	Ba2
Standard & Poor’s	Beth Campbell	212-438-2415	BB+	Stable	B+
COVERAGE RATIOS

	4Q08	YE ’08	4Q09	YE ’09
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)	(3.0)	(0.0)	0.2	1.0
Earnings to Fixed Charges & Preferred Share Distributions (1)	(2.8)	(0.0)	0.2	0.9

Supplemental Coverage Ratios
Interest Coverage (2)	2.2	2.4	2.1	2.0
Fixed Charge Coverage (3)	1.9	2.0	1.8	1.7
Fixed Charge w/ Cap Int (4)	1.6	1.7	1.7	1.6
See page 26 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges & preferred share distributions for the three months ended December 31, 2009, is primarily due to an $8.4 million non-cash impairment charge related to certain of the Company’s for-sale residential and development projects. For the three and twelve months ended December 31, 2008, the deficiency of the ratio of earnings to fixed charges is a result of the $91.4 million non-cash impairment charge included in continuing operations related to the Company’s for-sale residential business and certain development projects.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q08		2Q08		3Q08		4Q08		1Q09		2Q09		3Q09		4Q09
Total Debt to Total Assets cannot exceed 60%	53.1%		53.9%		54.3%		53.3%		54.4%		54.2%		52.1%		49.3%
Secured Debt to Total Assets cannot exceed 40%	14.7%		14.1%		14.0%		13.8%		22.8%		26.5%		26.3%		21.9%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	206.6%		211.5%		219.0%		205.7%		211.2%		219.5%		234.1%		240.5%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.4	x	2.5	x	2.3	x	2.3	x	2.1	x	2.1	x	2.2	x	2.3	x
TOTAL MARKET CAPITALIZATION

Consolidated Debt	$1,678,038	$1,748,992	$1,711,802	$1,762,019	$1,741,538	$1,736,497	$1,672,917	$1,704,343
Unconsolidated Debt	500,940	479,231	476,543	476,314	476,784	471,096	445,742	239,056

Total Debt	2,178,978	2,228,223	2,188,345	2,238,333	2,218,322	2,207,594	2,118,659	1,943,399
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000
8.125% Series D	117,326	102,906	100,281	100,281	100,281	100,281	100,118	100,118

Total Preferred Stock	217,326	202,906	200,281	200,281	200,281	200,281	200,118	200,118

Market Equity (Shares & Units)	1,376,069	1,149,729	1,073,535	478,200	218,856	427,326	607,000	874,225

Total Market Capitalization	$3,772,373	$3,580,858	$3,462,161	$2,916,814	$2,637,459	$2,835,201	$2,925,777	$3,017,742

Debt / Total Market Capitalization	57.8%	62.2%	63.2%	76.7%	84.1%	77.9%	72.4%	64.4%

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR	TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SUPPLEMENTAL DATA

	4Q09	4Q08	YE 09	YE 08
Consolidated
FFO Gains/(Losses) (net of income taxes & noncontrolling interest):
Condo Conversions	$—	$—	$189	$(15)
For-Sale Residential	208	5	678	1,057
Development (1)	—	—	3,333	3,442
Land / Outparcel Sales	(14)	1,354	127	2,851

Totals	194	1,359	4,327	7,335

3rd Party Mgt & Leasing Fee Revenue	3,637	2,784	15,003	18,327
Straight Line Rents	247	482	146	2,064
Percentage Rents	43	88	231	393
Interest Expense	21,188	17,781	87,023	69,951
Capitalized Interest	336	5,062	3,870	25,032
Debt — Principal Amortization	277	169	1,004	715
Preferred Dividend Payments	3,848	3,868	15,392	16,024
Amortization of Deferred Financing Costs	1,606	1,303	4,963	5,019
Amortization of Stock Compensation (2)	705	(29)	2,979	4,118
Unconsolidated (3)
Straight Line Rents	225	161	968	1,346
Interest Expense	4,703	6,722	22,748	29,169
Debt — Principal Reductions	228	217	698	627
Amortization of Deferred Financing Costs	102	111	367	511

Notes:

(1)	Amounts recorded during the twelve months ended December 31, 2008 include $1,701, net of tax, related to cost estimates and contingencies resolved for sales transactions recorded during previous periods.

(2)	For the three and twelve months ended December 31, 2008, amounts include $1.6 million of unearned stock based compensation expense that was reversed against restructuring charges on the Company’s Consolidated Statements of Operations.

(3)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	4Q09	4Q08	YE 09	YE 08
Acquisition of Properties
Commercial	$185,793	$—	$185,793	$18,375
Less: Debt Assumed	—	—	—	(14,700)

Acquisitions, net — Consolidated Assets	$185,793	$—	$185,793	$3,675

Development Expenditures
Multifamily	$—	$22,616	$12,829	$116,020
Commercial	5,265	30,254	23,256	133,054
For-Sale / Other	—	16,390	12,171	101,661

Total, including subs	5,265	69,260	48,256	350,735
Less: Infrastructure
Reimbursement from City/County	(4,545)	(400)	(5,655)	(1,550)
Less: Unconsolidated /Other (1)	(82)	(4,241)	(1,189)	(18,017)

Development, Consolidated Assets	$638	$64,619	$41,412	$331,168

(1)	Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$2,475	$4,135	$21,805	$155,441
Commercial	37,655	—	68,327	17,201
For Sale / Projects	5,286	5,101	39,961	25,122
Outparcels/Land	8,040	3,112	10,717	11,308

Total, including subs	53,456	12,348	140,810	209,072
Selling Costs	(1,008)	(548)	(5,468)	(4,878)
Outparcels/Land	(8,040)	(3,112)	(10,717)	(11,308)
Less: Unconsolidated — net	(19,380)	(4,135)	(22,980)	(30,674)

Sales, Net — Consolidated Assets	$25,028	$4,553	$101,645	$162,212

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF REVENUES

	Three Months Ended		Twelve Months Ended
	4Q09	4Q08	YE 09	YE 08
Divisional Total Revenues
Multifamily — Same Property	$66,879	$69,503	$271,586	$279,424
Multifamily — Non-Same Property	8,995	7,786	35,618	35,139
Commerical	22,453	24,117	91,433	94,107

Total Divisional Revenues	98,327	101,406	398,637	408,670

Less: Unconsolidated Revenues — Multifamily	(976)	(2,120)	(6,500)	(8,604)
Less: Unconsolidated Revenues — Commercial	(13,851)	(16,381)	(62,270)	(69,818)
Discontinued Operations	(589)	(1,580)	(4,554)	(15,145)
Construction Revenues	—	1,035	36	10,137
Unallocated Corporate Rev	3,637	2,784	15,003	18,327

Cons. Rev, adj -’08 Disc Ops	86,548	85,144	340,352	343,567

Add: Add’l Disc Ops Rev, post filing	—	85	—	891

Total Consol. Rev, per 10-Q / K	$86,548	$85,229	$340,352	$344,458

RECONCILIATION OF EXPENSES

	4Q09	4Q08	YE 09	YE 08
Divisional Total Expenses
Multifamily — Same Property	$27,879	$25,832	$111,312	$107,245
Multifamily — Non-Same Property	4,009	4,366	18,794	19,062
Commerical	8,246	8,484	33,176	33,286

Total Divisional Expenses	40,134	38,682	163,282	159,593

Less: Unconsolidated Expenses — Multifamily	(540)	(1,013)	(3,276)	(4,378)
Less: Unconsolidated Expenses — Commerical	(4,839)	(6,364)	(22,712)	(25,924)
Discontinued Operations	(60)	(26,289)	(4,002)	(32,248)
Impairment — Discontinued Operations (1)(2)	—	25,475	2,051	25,475

Total Property Operating Exp	34,695	30,491	135,343	122,517
Construction Expenses	—	1,027	35	9,530
Property Management Exp	2,419	2,024	7,749	8,426
General & Administrative Exp	4,959	5,626	17,940	23,185
Management Fee and Other Exp	3,088	2,885	14,184	15,153
Restructure Charges	—	1,028	1,400	1,028
Investment and Development (3)	405	3,401	1,989	4,358
Impairment — Continuing Operations (1)(2)	8,552	93,100	10,390	93,100
Depreciation	28,970	30,773	113,100	101,342
Amortization	1,154	811	4,090	3,371

Cons. Exp, adj -’08 Disc Ops	84,242	171,166	306,220	382,010

Add: Add’l Disc Ops Exp,post filing	—	24,186	—	25,771

Total Consol. Exp, per 10-Q / K	$84,242	$195,352	$306,220	$407,781

Notes on following page.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF NOI

	4Q09	4Q08	YE 09	YE 08
Divisional Total NOI
Multifamily — Same Property	$39,000	$43,671	$160,274	$172,179
Multifamily — Non-Same Property	4,986	3,420	16,824	16,077
Commercial	14,207	15,633	58,257	60,821

Total Divisional NOI	58,193	62,724	235,355	249,077

Less: Unconsolidated NOI — Multifamily	(436)	(1,107)	(3,224)	(4,226)
Less: Unconsolidated NOI — Commercial	(9,012)	(10,017)	(39,558)	(43,894)
Discontinued Operations	(529)	24,709	(552)	17,103
Impairment — Discontinued Operations (1)(2)	—	(25,475)	(2,051)	(25,475)
Unallocated Corporate Rev	3,637	2,784	15,003	18,327
Construction NOI	—	8	1	607
Property Management Exp	(2,419)	(2,024)	(7,749)	(8,426)
General & Administrative Exp	(4,959)	(5,626)	(17,940)	(23,185)
Management Fee and Other Exp	(3,088)	(2,885)	(14,184)	(15,153)
Restructure Charges	—	(1,028)	(1,400)	(1,028)
Investment and Development (3)	(405)	(3,401)	(1,989)	(4,358)
Impairment — Continuing Operations (1)(2)	(8,552)	(93,100)	(10,390)	(93,100)
Depreciation	(28,970)	(30,773)	(113,100)	(101,342)
Amortization	(1,154)	(811)	(4,090)	(3,371)

Income from Operations	2,306	(86,022)	34,132	(38,443)
Total Other (Expense) Income	(11,445)	(12,317)	(21,104)	(36,505)

Income from Continuing Ops (3)	(9,139)	(98,339)	13,028	(74,948)

Disc Ops	—	(24,101)	—	(24,880)
08 & 09 Disc Ops Other Inc(Exp)	—	(778)	—	(2,990)

(Loss) Income from Cont, per 10-Q / K (4)	$(9,139)	$(123,218)	$13,028	$(102,818)

Notes:

(1)	For the three months ended December 31, 2009, the Company recorded an $8.4 million non-cash impairment charge and a $0.2 million casualty loss. The casualty loss related to fire damage at one of the Company’s multifamily apartment communities. Of the impairment charge, $6.5 million is related to a change in the strategic direction for the Nord Du Lac retail development, $1.7 million is related to the write-down to market value for the remaining for-sale condos at Metropolitan Midtown, a mixed use development, and $0.2 million is related to the write-down of certain land outparcels. For the year ended December 31, 2009, in addition to the charges described above, the Company recorded a $3.9 million non-cash impairment charge. Of the charge, $0.2 million is related to the Company’s noncontrolling interest in the Colonial Grand at Traditions joint venture, $0.7 million is related to the Company’s noncontrolling interest in the Craft Farms joint venture, $0.3 million is related to the sale of the remaining 17 units at the Regents Park for-sale residential project and $0.6 million is related to an additional for-sale residential project (presented in “Impairment and other losses” in continuing operations). In addition, $0.3 million is related to the sale of the remaining units at Portofino at Jensen Beach, a for-sale residential project, and $1.8 million is related to two multifamily apartment communities sold during the third quarter 2009 (presented as a part of “Income (Loss) from Discontinued Operations”.

(2)	For the three and twelve months ended December 31, 2008, the Company recorded a $116.9 million non-cash impairment charge related to the Company’s for-sale residential business and certain development projects. The Company did not record an income tax benefit in the current period related to this non-cash impairment charge. Of the $116.9 million, $91.4 million is recorded in continuing operations and $25.5 million is recorded in discontinued operations. Additionally, there was $1.7 million in continuing operations for casualty losses recorded as a result of fire damage at four multifamily apartment communities.

(3)	Reflects costs incurred related to potential mergers, acquisitions and abandoned pursuits . These costs are volatile and therefore may vary between periods.

(4)	(Loss)/Income from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.
QUARTERLY DATA FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2009 AND 2008

	4Q09	4Q08	YE 09	YE 08
Assets Sold
Revenue from assets sold	$590	$1,580	$4,555	$15,144
Expenses from assets sold (1)	60	815	1,952	6,772

NOI from assets sold	530	765	2,603	8,372

Assets Held for Sale
Revenue from assets held for sale	—	—	—	—
Expenses from assets held for sale	—	—	—	—

NOI from assets held for sale	—	—	—	—

Assets sold, not classified in discontinued operations
Revenue from assets sold	43	952	252	3,274
Expenses from assets sold	39	249	288	803

NOI from assets sold	$4	$703	$(36)	$2,471

(1)	Excludes non-cash impairment charges of $2.1 million for the twelve months ended December 31, 2009. Excludes non-cash impairment charges of $25.5 million for the three and twelve months ended December 31, 2008.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of December 31, 2009). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	4Q09	4Q08	YE 09	YE 08
(Loss)/Income from discontinued operations	$530	$(25,057)	$421	$(18,635)
Adjustment for:
Impairment	—	25,475	2,051	25,475
Interest (income) expense, net	—	(44)	—	(183)
Depreciation and amortization expenses	—	391	131	1,715

NOI from discontinued operations	$530	$765	$2,603	$8,372

NOI from assets sold	530	765	2,603	8,372
NOI from assets held for sale	—	—	—	—

NOI from discontinued operations	$530	$765	$2,603	$8,372

EBITDA RECONCILIATION

	4Q09	4Q08	YE 09	YE 08
Net (Loss) Income to Common S/H	$(9,552)	$(107,220)	$(509)	$(55,429)

Consolidated
Noncontrolling Interest	(1,182)	(20,301)	(82)	(11,225)
(Inc)/Loss — Uncons. Assets	(3,352)	980	1,243	(12,516)
Preferred Dividends	3,848	3,868	15,392	16,024
Preferred Share Issuance Costs	—	—	(25)	27
Interest Expense	21,188	17,781	87,023	69,951
(Gain)/Loss on Retirement of Debt	53	(5,235)	(56,427)	(15,951)
Income Tax Expense (Benefit)	(7,568)	496	(6,859)	2,963
Depreciation & Amortization	31,730	33,278	122,284	111,447
(Gain) on Sale (Cont & Disc)	(1,853)	(2,612)	(10,831)	(52,448)
Gain — Undeprec Property (1)	194	1,359	4,327	7,335
Impairment (2)	8,552	118,575	12,441	118,575
Amortization of Stock Based Compensation Expense (3)	705	(29)	2,979	4,118

EBITDA from Consolidated Props	42,763	40,940	170,956	182,871

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	3,352	(980)	(1,243)	12,516
Preferred Dividends	79	90	397	448
Interest Expense	4,703	6,722	22,748	29,169
Depreciation & Amortization	5,764	7,110	27,287	31,317
Loss/(Gain) on Sale of Prop	(3,222)	(395)	(4,958)	(18,943)

EBITDA	$53,439	$53,487	$215,187	$237,378

(1)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.

(2)	Includes non-cash impairment charge from continuing operations.

(3)	For the three and twelve months ended December 31, 2008, amounts include $1.6 million of unearned stock based compensation expense that was reversed against restructuring charges on the Company’s Consolidated Statements of Operations.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF SEC COVERAGE RATIOS

	4Q09	4Q08	YE 09	YE 08
Earnings
Net (Loss) Income (before preferred shares)	$(7,517)	$(105,151)	$7,608	$(46,629)
Discontinued Operations:
(Income)/Loss from Discontinued Operations	(530)	25,057	(421)	18,635
Noncontrolling Interest in CRLP	248	(3,989)	381	4,211
(Gains)/Losses on Disposal of Discontinued
Operations, net of income taxes	(1,723)	151	(1,729)	(43,062)
Noncontrolling Interest of Limited Partners	—	(110)	(597)	(449)
CRLP Noncontrolling Interest — Common U/H	(1,430)	(16,312)	(463)	(15,436)
(Gains)/Losses from Sales of Property, net of income taxes	(130)	(2,509)	(5,875)	(6,776)
Noncontrolling Interest of Limited Partners	—	216	999	531
Income Taxes and Other	(7,568)	(139)	(10,086)	(1,014)
(Income)/Loss from Unconsolidated Entities	(3,352)	980	1,243	(12,516)

	(22,002)	(101,806)	(8,940)	(102,505)
Amortization of Interest Capitalized	967	900	3,780	3,600
Capitalized Interest	(336)	(5,062)	(3,870)	(25,032)
Distributions from Unconsolidated Entities	2,092	1,947	11,601	13,344
Fixed Charges, from below	24,943	25,945	103,106	107,253

Earnings	5,664	(78,076)	105,677	(3,340)

Fixed Charges
Interest Expense	21,188	17,781	87,023	69,951
Capitalized Interest	336	5,062	3,870	25,032
Amortization of Deferred Financing Costs	1,606	1,303	4,963	5,019
Distrib to Series B Pfd Unitholders	1,813	1,799	7,250	7,251

Total	24,943	25,945	103,106	107,253

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B & D	2,035	2,069	8,142	8,773

Total	$26,978	$28,014	$111,248	$116,026

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	4Q09	4Q08	YE 09	YE 08
Interest Coverage Denominator
Interest Expense	$21,188	$17,781	$87,023	$69,951
Interest Expense — Unconsolidated	4,703	6,722	22,748	29,169

Total Interest Expense	25,891	24,503	109,771	99,120

Fixed Charge Denominator
Add: Preferred Dividend Payments	3,848	3,868	15,392	16,024
Debt Principal Amortization	277	169	1,004	715
Debt Principal Amortortization — Unconsolidated	228	217	698	627

Total Fixed Charges	30,244	28,757	126,865	116,486

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	336	5,062	3,870	25,032

Total Fixed Charges w/ Capitalized Interest	$30,580	$33,819	$130,735	$141,518

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of December 31, 2009
Appendix

								Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Apartment Homes	Square Feet(000s)	Occupancy Rate	Per Home	Per SF	S-P
PROPERTIES IN MAJOR MARKETS

CG at Berkeley Lake	Atlanta	GA	1998	100.0%	180	244	97.2%	869	0.64	S
CG at Mount Vernon	Atlanta	GA	1997	100.0%	213	257	96.7%	977	0.81	S
CG at River Oaks	Atlanta	GA	1992	100.0%	216	276	97.2%	786	0.61	S
CG at River Plantation	Atlanta	GA	1994	100.0%	232	310	94.4%	813	0.61	S
CG at Sugarloaf	Atlanta	GA	2002	100.0%	250	329	94.0%	810	0.62	S
CG at McGinnis Ferry	Atlanta	GA	1997	100.0%	434	509	93.8%	802	0.68	S
CG at Barrett Creek	Atlanta	GA	1999	100.0%	332	310	95.5%	737	0.79	S
CG at McDaniel Farm	Atlanta	GA	1997	100.0%	425	451	96.7%	721	0.68	S
CG at Shiloh	Atlanta	GA	2002	100.0%	498	533	95.0%	771	0.72	S
CG at Pleasant Hill	Atlanta	GA	1996	100.0%	502	502	95.2%	697	0.70	S
CG at Huntcliff	Atlanta	GA	1997	20.0%	358	365	95.0%	796	0.79

	Total	11	11.6 Years		3,640	4,086	95.4%	780	0.69

	Same Store	10	11.6 Years		3,282	3,722	95.4%	780	0.69

CG at Silverado	Austin	TX	2004	100.0%	238	240	94.1%	736	0.73	S
CG at Silverado Reserve	Austin	TX	2006	100.0%	256	266	96.9%	814	0.78	S
CV at Quarry Oaks	Austin	TX	1996	100.0%	533	470	94.2%	679	0.77	S
CV at Sierra Vista	Austin	TX	1999	100.0%	232	206	97.8%	655	0.74	S
CG at Round Rock	Austin	TX	2006	100.0%	422	430	95.3%	775	0.76	S
CG at Onion Creek	Austin	TX	2008	100.0%	300	313	99.0%	896	0.86
CG at Ashton Oaks	Austin	TX	2008	100.0%	362	308	93.9%	689	0.81
CV at Canyon Hills	Austin	TX	1996	100.0%	229	183	95.2%	686	0.86	S
CG at Canyon Creek	Austin	TX	2007	100.0%	336	349	92.0%	789	0.76

	Total	9	5.7 Years		2,908	2,763	95.2%	744	0.78

	Same Store	6	7.8 Years		1,910	1,794	95.3%	723	0.77

CG at Liberty Park	Birmingham	AL	2000	100.0%	300	339	96.7%	949	0.84	S
CV at Trussville	Birmingham	AL	1996	100.0%	376	410	93.9%	706	0.65	S
CV at Inverness	Birmingham	AL	1986/87/90/97	100.0%	586	508	93.0%	592	0.68	S
The Groves at Riverchase	Birmingham	AL	1996	20.0%	345	327	94.2%	722	0.76

	Total	4	13.5 Years		1,607	1,585	94.1%	711	0.72

	Same Store	3	13.7 Years		1,262	1,257	94.1%	711	0.71

CG at Cypress Cove	Charleston	SC	2001	100.0%	264	304	98.1%	847	0.74	S
CV at Westchase	Charleston	SC	1985	100.0%	352	258	99.4%	595	0.81	S
CV at Hampton Pointe	Charleston	SC	1986	100.0%	304	315	96.1%	704	0.68	S
CG at Quarterdeck	Charleston	SC	1987	100.0%	230	219	95.2%	818	0.86	S
CV at Waters Edge	Charleston	SC	1985	100.0%	204	188	99.5%	637	0.69	S
CV at Windsor Place	Charleston	SC	1985	100.0%	224	213	98.2%	627	0.66	S

	Total	6	20.8 Years		1,578	1,497	97.8%	700	0.74

	Same Store	6	20.8 Years		1,578	1,497	97.8%	700	0.74

CG at Mallard Creek	Charlotte	NC	2004	100.0%	252	233	99.6%	743	0.80	S
CG at Beverly Crest	Charlotte	NC	1996	100.0%	300	279	95.0%	674	0.73	S
CG at Mallard Lake	Charlotte	NC	1998	100.0%	302	301	98.0%	707	0.71	S
CG at Ayrsley	Charlotte	NC	2009	100.0%	368	372	94.6%	789	0.78
CV at Chancellor Park	Charlotte	NC	1996	100.0%	340	327	95.6%	658	0.68	S
CG at Huntersville	Charlotte	NC	2009	100.0%	250	248	98.8%	757	0.76
CG at University Center	Charlotte	NC	2006	100.0%	156	167	98.1%	711	0.66	S
CV at Matthews	Charlotte	NC	1990	100.0%	270	256	92.6%	716	0.76
CG at Matthews Commons	Charlotte	NC	2008	100.0%	216	203	96.3%	779	0.83
Enclave	Charlotte	NC	2008	100.0%	85	108	94.1%	1,405	1.10
CV at Meadow Creek	Charlotte	NC	1984	100.0%	250	230	95.2%	573	0.62	S
Heatherwood	Charlotte	NC	1980	100.0%	476	439	78.6%	588	0.64	S
CV at Charleston Place	Charlotte	NC	1986	100.0%	214	172	94.4%	538	0.67	S
CV at Stone Point	Charlotte	NC	1986	100.0%	192	173	92.7%	619	0.69	S
CV at Greystone	Charlotte	NC	1998/2000	100.0%	408	387	81.4%	625	0.66	S
CG at Legacy Park	Charlotte	NC	2001	100.0%	288	301	95.8%	702	0.67	S
CV at Timber Crest	Charlotte	NC	2000	100.0%	282	273	94.0%	626	0.65	S
CV at South Tryon	Charlotte	NC	2002	100.0%	216	236	93.1%	646	0.59	S

	Total	18	11.1 Years		4,865	4,704	92.7%	684	0.71

	Same Store	13	13.8 Years		3,676	3,517	91.8%	644	0.67

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of December 31, 2009
Appendix

								Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Apartment Homes	Square Feet(000s)	Occupancy Rate	Per Home	Per SF	S-P
CG at Bear Creek	Dallas/Fort Worth	TX	1998	100.0%	436	395	92.2%	829	0.91	S
CV at Willow Creek	Dallas/Fort Worth	TX	1996	100.0%	478	427	94.1%	753	0.84	S
CV at Shoal Creek	Dallas/Fort Worth	TX	1996	100.0%	408	382	93.6%	788	0.84	S
CV at Oakbend	Dallas/Fort Worth	TX	1996	100.0%	426	383	85.7%	746	0.83	S
Brookfield	Dallas/Fort Worth	TX	1984	100.0%	232	166	90.9%	557	0.78	S
Paces Cove	Dallas/Fort Worth	TX	1982	100.0%	328	220	95.1%	480	0.72	S
Remington Hills	Dallas/Fort Worth	TX	1984	100.0%	362	347	90.6%	727	0.76	S
CV at Main Park	Dallas/Fort Worth	TX	1984	100.0%	192	180	97.4%	732	0.78	S
Summer Tree	Dallas/Fort Worth	TX	1980	100.0%	232	136	94.0%	482	0.82	S
CV at Vista Ridge	Dallas/Fort Worth	TX	1985	100.0%	300	237	97.0%	558	0.71	S
CV at Grapevine I & II	Dallas/Fort Worth	TX	1985	100.0%	450	387	92.9%	686	0.80	S
CV at North Arlington	Dallas/Fort Worth	TX	1985	100.0%	240	191	93.3%	578	0.73	S
CG at Valley Ranch	Dallas/Fort Worth	TX	1997	100.0%	396	462	98.2%	979	0.84	S
Belterra	Dallas/Fort Worth	TX	2006	10.0%	288	278	93.4%	807	0.84

	Total	14	19.1 Years		4,768	4,191	93.2%	707	0.81

	Same Store	13	20.4 Years		4,480	3,912	93.2%	707	0.81

CG at Edgewater I	Huntsville	AL	1990/99	100.0%	500	543	97.6%	700	0.64	S
CG at Madison	Huntsville	AL	2000	100.0%	336	355	97.3%	800	0.76	S

	Total	2	11.8 Years		836	897	97.5%	740	0.69

	Same Store	2	11.8 Years		836	897	97.5%	740	0.69

CG at Heather Glen	Orlando	FL	2000	100.0%	448	523	96.2%	921	0.79	S
CG at Town Park(Lake Mary)	Orlando	FL	2002	100.0%	456	535	96.9%	918	0.78	S
CV at Twin Lakes	Orlando	FL	2004	100.0%	460	418	96.3%	789	0.87	S
CG at Town Park Reserve	Orlando	FL	2004	100.0%	80	77	98.8%	1,032	1.07	S
CG at Heathrow	Orlando	FL	1997	100.0%	312	353	93.6%	884	0.78	S

	Total	5	7.6 Years		1,756	1,907	96.1%	884	0.81

	Same Store	5	7.6 Years		1,756	1,907	96.1%	884	0.81

CG at Scottsdale	Phoenix	AZ	1999	100.0%	180	202	95.0%	907	0.81	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100.0%	264	265	91.3%	807	0.81	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100.0%	208	206	90.9%	762	0.77	S
CG at Inverness Commons	Phoenix	AZ	2002	100.0%	300	306	80.7%	724	0.71	S

	Total	4	11.5 Years		952	978	88.6%	790	0.77

	Same Store	4	11.5 Years		952	978	88.6%	790	0.77

CG at Arringdon	Raleigh	NC	2003	100.0%	320	311	94.7%	755	0.78	S
CG at Patterson Place	Raleigh	NC	1997	100.0%	252	237	96.8%	768	0.82	S
CG at Crabtree Valley	Raleigh	NC	1997	100.0%	210	210	91.4%	699	0.70	S
CV at Highland Hills	Raleigh	NC	1987	100.0%	250	263	91.6%	731	0.70	S
CV at Woodlake	Raleigh	NC	1996	100.0%	266	255	92.1%	661	0.69	S
CV at Deerfield	Raleigh	NC	1985	100.0%	204	198	98.5%	718	0.74	S
CG at Trinity Commons	Raleigh	NC	2000/02	100.0%	462	484	93.9%	722	0.69	S
CV at Cary	Raleigh	NC	1995	20.0%	319	400	93.4%	788	0.63
CG at Research Park (Durham)	Raleigh	NC	2002	20.0%	370	377	93.0%	754	0.74

	Total	9	13.1 Years		2,653	2,735	94.0%	726	0.72

	Same Store	7	13.9 Years		1,964	1,958	94.1%	723	0.73

Ashley Park	Richmond	VA	1988	100.0%	272	194	100.0%	629	0.88	S
CR at West Franklin	Richmond	VA	1964/65	100.0%	332	170	93.4%	726	1.42	S
CV at Hampton Glen	Richmond	VA	1986	100.0%	232	178	98.7%	759	0.99	S
CV at West End	Richmond	VA	1987	100.0%	224	156	100.0%	708	1.01	S
CV at Chase Gayton	Richmond	VA	1984	100.0%	328	311	98.8%	774	0.82	S
CV at Waterford	Richmond	VA	1989	100.0%	312	289	100.0%	808	0.87	S

	Total	6	25.9 Years		1,700	1,299	98.3%	737	0.96

	Same Store	6	25.9 Years		1,700	1,299	98.3%	737	0.96

CG at Godley Station I	Savannah	GA	2005	100.0%	312	337	97.1%	783	0.72	S
CV at Godley Lake	Savannah	GA	2008	100.0%	288	270	97.6%	809	0.86
CV at Greentree	Savannah	GA	1984	100.0%	194	165	95.4%	657	0.77	S
CG at Hammocks	Savannah	GA	1997	100.0%	308	324	97.1%	925	0.88	S
CV at Huntington	Savannah	GA	1986	100.0%	147	121	96.6%	738	0.90	S
CV at Marsh Cove	Savannah	GA	1983	100.0%	188	197	100.0%	738	0.70	S

	Total	6	15.2 Years		1,437	1,414	97.3%	791	0.80

	Same Store	5	18.0 Years		1,149	1,145	97.2%	787	0.79

TOTAL PROPERTIES IN MAJOR MARKETS		94	13.8 Years		28,700	28,056	94.7%	739	0.76

	Same Store	80	15.3 Years		24,545	23,883	94.6%	732	0.75

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of December 31, 2009
Appendix
PROPERTIES IN OTHER MARKETS

								Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Apartment Homes	Square Feet(000s)	Occupancy Rate	Per Home	Per SF	S-P
Autumn Hill	Charlottesville	VA	1970	100.0%	425	370	91.5%	694	0.80	S
Autumn Park I & II	Greensboro	NC	2001/04	100.0%	402	404	93.5%	719	0.72	S
CG at Wilmington	Wilmington	NC	1998/2002	100.0%	390	356	98.7%	649	0.71	S
CG at Traditions	Gulf Shores	AL	2007	35.0%	324	322	94.8%	530	0.53
CG at Bellevue	Nashville	TN	1996	100.0%	349	345	96.6%	865	0.88	S
CG at Seven Oaks	Tampa	FL	2004	100.0%	318	302	96.9%	843	0.89	S
CG at Lakewood Ranch	Sarasota	FL	1999	100.0%	288	302	100.0%	925	0.88	S
CV at Harbour Club	Norfolk	VA	1988	100.0%	213	193	91.1%	810	0.89	S
CV at Greenbrier	Washington DC	VA	1980	100.0%	258	217	100.0%	831	0.99	S
CV at Pinnacle Ridge	Asheville	NC	1948/85	100.0%	166	147	98.8%	690	0.78	S
CV at Ashford Place	Mobile	AL	1983	100.0%	168	146	98.2%	581	0.67	S
CV at Huntleigh Woods	Mobile	AL	1978	100.0%	233	199	94.8%	546	0.64	S
CV at Mill Creek	Winston-Salem	NC	1984	100.0%	220	210	91.8%	554	0.58	S
CV at Tradewinds	Norfolk	VA	1988	100.0%	284	280	92.6%	813	0.82
Cypress Village Rental	Gulf Shores	AL	2009	100.0%	96	206	93.8%	1,120	0.52
Glen Eagles I & II	Winston-Salem	NC	1990/2000	100.0%	310	312	88.1%	626	0.62	S

TOTAL PROPERTIES IN OTHER MARKETS		16	18.4 Years		4,444	4,309	95.0%	736	0.76

	Same Store	13	20.8 Years		3,740	3,501	95.2%	726	0.78

THIRD PARTY MANAGED BUSINESS
Hawthorne Groves	Orlando	FL	2002	0.0%	328	363	94.5%
Hawthorne Village	Daytona Beach	FL	2006	0.0%	378	414	96.6%

TOTAL MANAGED	Total	2	5.0 Years		706	777	95.6%

LEASE UP PROPERTIES

CG at Desert Vista	Las Vegas	NV	2008	100.0%	380	338	72.1%	877	0.98

TOTAL LEASE UP	Total	1	1.0 Years		380	338	72.1%	877	0.98

TOTAL ALL PROPERTIES		113	14.2 Years	34,230	33,480	94.7%	738	0.76

	Same Store	93	16.1 Years	28,285	27,385	94.7%	732	0.76

Notes:

CG	=	Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B

LU	=	Properties in lease-up. These properties are not included in Occupancy and Market Rent calculations.

S	=	Current year same-property portfolio: Property has been stabalized as of the beginning of the prior calendar year. Partially owned properties are not included.

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of December 31, 2009
Appendix

					Square Feet (000s)
						Anchor			Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)
CONSOLIDATED PROPERTIES
CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	0	170	100.0%	$29.18
Town Park 400 (Office)	Orlando	FL	2008	100%	176	0	176	LU	LU
Metropolitan Midtown (Office)	Charlotte	NC	2008	100%	170	0	170	77.0%	28.94
Three Ravinia (Office)	Atlanta	GA	1991	100%	813	—	813	84.1%	27.10
Brookwood Village (Retail)	Birmingham	AL	1973/91/00	100%	605	232	373	93.1%	27.95
Brookwood Convenience Center (Retail)	Birmingham	AL	1974	100%	5	0	5	100.0%	17.74
CP Tannehill (Retail)	Birmingham	AL	2008	100%	435	127	290	94.7%	20.43
Metropolitan Midtown (Retail)	Charlotte	NC	2008	100%	172	0	172	LU	LU
CP Alabaster (Retail)	Birmingham	AL	2005	100%	681	393	288	98.6%	19.46

Total Consolidated		9			3,227	752	2,457	89.9%	$26.88

UNCONSOLIDATED PROPERTIES

DRA/CLP Joint Venture (Office)

901 Maitland	Orlando	FL	1985	15%	158	—	158	73.2%	$19.53
Colonial Center at TownPark	Orlando	FL	2001	15%	658	—	658	92.3%	21.76
Colonial Center at Bayside	Tampa	FL	1988-94/97	15%	213	—	213	66.3%	19.80
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	—	419	92.9%	22.01
Colonial Center Blue Lake	Birmingham	AL	1982-2005	15%	167	—	167	80.8%	22.03
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/2001	15%	922	—	922	86.4%	19.87
Colonial Place I and II	Tampa	FL	1984/86	15%	371	—	371	81.8%	25.46
Colonial Plaza	Birmingham	AL	1982-99	15%	171	—	171	91.6%	18.58
Colonial TownPark Office - Lifestyle	Orlando	FL	2004	15%	38	—	38	71.5%	24.40
Concourse Center	Tampa	FL	1982-2005/1983-2003/1984	15%	294	—	294	78.7%	20.25
Esplanade	Charlotte	NC	1981-2007	15%	203	—	203	84.2%	19.76
Independence Plaza	Birmingham	AL	1979-2000	15%	106	—	106	98.4%	19.27
International Park	Birmingham	AL	1987/99	15%	211	—	211	92.9%	20.41
The Peachtree	Atlanta	GA	1989	15%	317	—	317	89.9%	24.58
Research Park Plaza III and IV	Austin	TX	2001	15%	358	—	358	81.5%	21.95
Riverchase Center	Birmingham	AL	1985	15%	306	—	306	92.1%	10.71

Total		16			4,912	—	4,912	86.2%	20.68

Total (Weighted)		16				—	737	86.2%	20.68

DRA/CLP Joint Venture (Retail)
CP TownPark	Orlando	FL	2005	15%	198	—	198	90.8%	$25.14
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	125	—	125	86.9%	18.34

Total		2			324	—	324	89.3%	21.67

Total (Weighted)		2					49	89.3%	21.67

Huntsville TIC Joint Venture (Office)
Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	—	122	100.0%	$17.54
Colonial Center Research Park	Huntsville	AL	1999	10%	134	—	134	100.0%	18.54
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	275	—	275	100.0%	14.07
DRS Building	Huntsville	AL	1972/86/90/03	10%	215	—	215	100.0%	8.93
Northrop Grumman Building	Huntsville	AL	2007	10%	110	—	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	—	235	84.3%	18.57
Progress Center	Huntsville	AL	1987/89	10%	222	—	222	96.8%	12.81
Regions Bank Center	Huntsville	AL	1990	10%	154	—	154	95.1%	19.65
Research Park Office Center	Huntsville	AL	1998/99	10%	236	—	236	99.5%	12.79

Total		9			1,704	—	1,704	96.9%	14.66

Total (Weighted)		9					170	96.9%	14.66

Other Joint Ventures
Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.0%	$13.71
Parkway Place (Retail)	Huntsville	AL	1999	50%	623	348	275	90.7%	28.96
CP Hoover (Retail)	Birmingham	AL	2002	10%	381	216	165	92.4%	18.32
CP Madison (Retail)	Huntsville	AL	2000	25%	111	—	111	95.4%	14.91
CP Alabaster II (Retail)	Birmingham	AL	2007	5%	355	226	129	97.6%	21.14
CP Tutwiler II (Retail)	Birmingham	AL	2008	5%	65	—	65	100.0%	13.84
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	96.6%	20.39
CP Turkey Creek (Retail)	Knoxville	TN	2005	50%	486	—	486	95.0%	23.41
CP Turkey Creek III (Retail)	Knoxville	TN	2005	50%	166	—	166	LU	LU

Total		9			2,633	1,057	1,575	94.6%	23.27

Total (Weighted)		9					601	96.0%	24.39

Total Unconsolidated		36			9,572	1,057	8,515	89.9%	19.42

Total Unconsolidated (Weighted)		36					1,557	90.3%	20.61

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of December 31, 2009
Appendix

					Square Feet (000s)
						Anchor			Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)
THIRD-PARTY MANAGED BUSINESS

International Park 2000 (Office)	Birmingham	AL		0%	130
Colonial Center Heathrow 500 (Office)	Orlando	FL		0%	76
Atlanta Chamblee (Office)	Atlanta	GA		0%	1,130
Atlanta Perimeter (Office)	Atlanta	GA		0%	182
Atlantic Center Plaza (Office)	Atlanta	GA		0%	501
Baymeadows Way (Office)	Jacksonville	FL		0%	224
Broward Financial Center (Office)	Ft.Lauderdale	FL		0%	326
Charlotte University (Office)	Charlotte	NC		0%	183
Germantown Center (Office)	Memphis	TN		0%	536
Jacksonville Baymeadows (Office)	Jacksonville	FL		0%	752
Jacksonville JTB (Office)	Jacksonville	FL		0%	417
McGinnis Park (Office)	Atlanta	GA		0%	202
Orlando Central (Office)	Orlando	FL		0%	625
Orlando Lake Mary (Office)	Orlando	FL		0%	305
Orlando University (Office)	Orlando	FL		0%	386
Post Oak (Office)	Houston	TX		0%	1,202
Calico Corner (Retail)	Birmingham	AL		0%	6
Hoover Commons (Retail)	Birmingham	AL		0%	197

TOTAL MANAGED		18			7,380

Total Commercial Properties		63			20,178	1,809	10,972	89.9%	$19.81

Total Commercial Properties (Weighted)		63					4,014	90.1%	$21.25

Notes:
LU = Properties in lease up; these properties are not included in occupancy subtotal or total categories.

(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Venture Summary
As of December 31, 2009
($ in 000s)

	Units/		CLP %			Equity
Property	SF-000s		Own	Occupancy Rate	Sec’d Debt	Invest
DRA
The Grove at Riverchase	345		20%	94.2%	3,850	1,133
Colonial Village at Cary	319		20%	93.4%	4,320	1,440

	664				8,170	2,573

Other
Colonial Grand at Research Park	370		20%	93.0%	4,491	914
Colonial Grand at Huntcliff	358		20%	95.0%	5,149	1,646
Regents Park (Phase II) (1)	—		40%	—	—	3,387
Colonial Grand at Traditions (2)	324		35%	94.8%	11,707	—
Belterra	288		10%	93.4%	1,996	525
Colonial Grand at McKinney (Development)	—		25%	—	—	1,721

	1,340				23,343	8,193

Total Multifamily (3)	2,004				$31,513	$10,766

DRA/CLP (4)	5,236		15%	86.4%	111,286	(15,321)
Huntsville TIC (5)	1,704		10%	96.9%	10,754	(4,617)
Parkway Place	623		50%	90.7%	28,229	10,168
Colonial Pinnacle at Turkey Creek	486		50%	95.0%	32,500	3,073
Colonial Pinnacle at Turkey Creek III (Development)	166		50%	80.6%	5,949	7,210

Other
Land Title Building	30		33%	100.0%	291	154
Colonial Promenade Madison	111		25%	95.4%	—	2,119
Colonial Promenade Hoover	381		10%	92.4%	1,607	59
Colonial Promenade Smyrna	416		50%	96.6%	14,814	2,174
Colonial Promenade Alabaster II/Tutwiler II	420		5%	98.4%	2,000	(190)

Total Commercial	9,572	(6)			$207,430	$4,829

Other Unconsolidated Investments					113	1,827

Total Investments in Unconsolidated Subsidiaries					$239,056	$17,422

Notes:
LU = Properties in lease up.

(1)	The Regents Park Joint Venture (Phase II) consists of undeveloped land.

(2)	In September 2009, the Company determined that it was probable that the Company will have to fund the $3.5 million partial loan repayment guarantee provided on the original construction loan for Colonial Grand at Traditions. Accordingly, the Company recorded a charge to earnings of $3.5 million for this expected payment. In addition, the Company determined that its 35% joint venture interest is impaired and that this impairment is other than temporary. The impairment charge was calculated as the difference between the estimated fair value of the Company’s joint venture interest and the current book value of the Company’s joint venture interest. As a result, the Company recorded a non-cash impairment charge of $0.2 million in third quarter of 2009 for this other-than-temporary impairment.

(3)	During the fourth quarter 2009, the Company sold its interest in Colony Woods. During the third quarter 2009, the Company sold its interest in Colonial Grand at Mountain Brook, Colonial Grand at Brentwood, Colonial Village at Rocky Ridge, Colonial Village at Palma Sola and Cunningham. The Company began consolidating Colonial Grand at Canyon Creek in its financial statements as of September 30, 2009.

(4)	As of December 31, 2009, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas. Equity investment includes the value of the Company’s investment of approximately $17.4 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $32.7 million, which is being amortized over the life of the properties.

(5)	Equity investment includes the Company’s investment of approximately $2.7 million, offset by the excess basis difference on the transaction of approximately $7.3 million, which is being amortized over the life of the properties.

(6)	Retail square footage includes anchor-owned square footage.

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

OPERATING FUNDS FROM OPERATIONS (FFO):	Funds from Operations excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares.

OPERATING FFO PER SHARE:	Operating FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.